                                                                   Exhibit 10(a)

CLIFFORD H. PEARSON (#108523)
GARY S. SOTER (#67622)
DANIEL L. WARSHAW (185365)
WASSERMAN, COMDEN & CASSELMAN L.L.P.
5567 Reseda Boulevard, Suite 330
Post Office Box 7033
Tarzana, California 91357-7033
818/705-6800 * 213/872-0995


JOSEPH W. COTCHETT (#36324)
BRUCE L. SIMON (#96241)
TIMOTHY J. FOX (#190084)
COTCHETT, PITRE & SIMON
San Francisco Airport Office Center
840 Malcolm Road, Suite 200
Burlingame, CA 94010
650/697-6000

Attorneys for Class Plaintiffs and the Class

J. GORDON COONEY, Jr. (Admitted Pro Haec Vice)
MORGAN, LEWIS & BOCKIUS L.L.P.
1701 Market St.
Philadelphia, PA 19103-6993
215/963-5000

Attorneys for Defendant Central Sprinkler Corp.

                   SUPERIOR COURT OF THE STATE OF CALIFORNIA

                             COUNTY OF LOS ANGELES

CHARLES HART, ROBIN HART,              )  Case No. BC 176727
MAURICIO CACERES, YOLANDA              )
CACERES, LESLIE GULP, and the COUNTY   )  CLASS ACTION
OF SANTA CLARA, on behalf of themselves)
and all others similarly situated,     )  ORDER, FINAL
                                       )  JUDGMENT & DECREE
               Plaintiffs,             )
                                       )  DATE:   February 19, 1999
             v.                        )  TIME:   10:00 a.m.
                                       )  PLACE:  Dep't 59
CENTRAL SPRINKLER CORPORATION,         )
CENTRAL SPRINKLER COMPANY, and         )  Honorable Bruce E. Mitchell
DOES 2 THROUGH 50, INCLUSIVE,          )
                                       )
               Defendants.             )
                                       )
                                       )
                                       )
                                       )
_______________________________________)


* * * *



________________________________________________________________________________
[PROPOSED] ORDER FINAL JUDGMENT & DECREE

         This matter is before the Court on the joint motion of the parties in the above-captioned action, as well as a related action, County of Santa Clara
v. Central Sprinkler Corp., Santa Clara County Superior Court No. CV 771019, for final approval of the proposed settlement between Class Plaintiffs CHARLES HART, ROBIN HART, MAURICIO CACERES, YOLANDA CACERES, LESLIE CULP, and COUNTY OF SANTA CLARA, individually and on behalf of all others similarly situated (the "Class"), and defendants CENTRAL SPRINKLER CORPORATION and CENTRAL SPRINKLER COMPANY (hereinafter, the "Defendants"), as set forth in the Amended Settlement Agreement between the parties, and as preliminarily approved by this Court in its order dated October 27, 1998. The hearing on the final approval of the proposed settlement was held on February 19, 1999, pursuant to this Court's order granting preliminary approval of the settlement, entered on October 27, 1998 ("the Preliminary Approval Order"), and properly noticed to the Class. Class Counsel's attorneys' fees and costs are being addressed separately and will not be paid out of the trust.

         The definition of the settlement class preliminarily approved by this Court is:

     All current owners or operators of real property or structures in the United States (including, but not limited to, residential, public entities, private entities and commercial owners or operators) in which there are installed Omega Series Sprinklers manufactured, distributed, and/or sold by Central, including all such owners or operators or prior owners or operators who incur or incurred any cost or expenses by reason of the testing, replacement and/or repair of any portion of said Omega Series Sprinklers, provided, that the Class shall not include Central, any of its subsidiaries, affiliates or controlled entities or the officers and directors of any of them. Excluded from the Class are any person or entity who properly executes and files a timely request for exclusion from the Settlement Class, Central, any of Central's subsidiaries, affiliates and controlled entities, and any such entities' officers and directors.

         For purposes of this judgment, and pursuant to the Joint Supplemental Memorandum filed in support of this Final Approval, to qualify for membership in the class, the person or entity must either be: (a) the actual owner of the Omega sprinklers currently installed in the property or structure; or (b) the actual owner of Omega sprinklers that were formerly installed and were replaced with non-Omega sprinklers after May 1, 1996, so long as that person or entity owned the Omega sprinklers at the time they were replaced.




                                       2

________________________________________________________________________________
[PROPOSED] ORDER FINAL JUDGMENT & DECREE

         Notice of the February 19, 1999 fairness hearing was given to the Class in accordance with the Preliminary Approval Order. The Court is satisfied that, commencing on November 1, 1999, a broad and extensive notice campaign was instituted. Extensive print media and trade publications in all areas of the country ran the Summary Notice. The Summary Notice has also appeared in newspapers and nationwide publications of general interest. Both long form and short form notices were distributed through direct mailings on a nationwide basis to trade organizations, governmental agencies, fire authorities having jurisdiction ("AHJs"), and other parties of interest, including organizations likely to include class members. This published notice was provided in publications with high readership among the Class of building owners and homeowners. A home page was set up for the settlement on the Internet, and a toll free number was established as well. The Summary Notice of the class action, the Proposed Settlement and notice of the fairness hearing were published in accordance with the Preliminary Approval Order.

         The parties appeared by their respective attorneys of record: Bruce L. Simon of the law offices of Cotchett, Pitre & Simon; Clifford H. Pearson of the law offices of Wasserman, Comden & Casselman L.L.P.; and Thomas V. Girardi of the law offices of Girardi & Keese appeared on behalf of plaintiffs and the Class. J. Gordon Cooney, Jr. and Theodore G. Spanos of the law offices of Morgan, Lewis & Bockius LLP appeared on behalf of the Defendants. The Court heard and considered evidence in support of and in opposition to the proposed settlement. The attorneys for the parties were heard. An opportunity to be heard was given to all other persons requesting to be heard in accordance with the Preliminary Approval Order, whether represented by counsel or not.

         The entire matter of the proposed settlement having been heard and considered by the Court, and for all of the reasons stated by the Court in the proceedings on February 19, 1999,

         IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

         1. This Court has jurisdiction over the claims of the Class members asserted in the Actions and over all parties to the Actions, including the Class.

* * * *


                                       3

________________________________________________________________________________
[PROPOSED] ORDER FINAL JUDGMENT & DECREE

         2. The notice given to the members of the Class fully and accurately informed them of all material elements of the proposed settlement; was the best notice practicable under the circumstances; was valid, due and efficient notice to all Class members; and complied fully with California law, the United States Constitution, and other applicable law regarding notice to Class members of a proposed settlement. The best notice practicable under the circumstances has been provided to ascertainable members of the Class and full opportunity has been offered to the Class to participate in the fairness hearing. It is hereby determined that all members of the Class who have not timely elected to be excluded from the Class (hereinafter "Settlement Class Members") are bound by this Order, Final judgment, and Decree. As set forth above, Settlement Class Members means that the class member must either be: (a) the actual owner of the Omega sprinklers currently installed in the property or structure; or (b) the actual owner of Omega sprinklers that were formerly installed and were replaced with non-Omega sprinklers after May 1, 1996, so long as that person or entity owned the Omega sprinklers at the time they were replaced.

         3. Pursuant to Cal. Civ. Proc. Code ss.382, and Cal. Civ. Code ss.1781 to the extent that such section is made applicable to this case by California decisional authorities, the Court hereby grants final approval of the Amended Settlement Agreement and the settlement set forth in the Amended Settlement Agreement, and finds that it was entered into in good faith, and is fair, reasonable and adequate under the circumstances, and is in the best interests of the Class. The objections which were filed timely or otherwise have been considered, and either were addressed or are overruled. Accordingly, the Court directs that the settlement be consummated in accordance with the terms and conditions of the Amended Settlement Agreement, as preliminarily approved by this Court.

         4. Class plaintiffs and Settlement Class Members are bound by the terms of the Amended Settlement Agreement, and are barred from initiating, asserting, or prosecuting against Central Sprinkler Corporation and Central Sprinkler Company, as well as any of its predecessors, successors, subsidiaries, affiliates, and/or any and all of their past, present and future officers, directors, stockholders, partners, agents, servants, subrogees and assigns and their respective insurers, any claims that were asserted or could have been

________________________________________________________________________________
[PROPOSED] ORDER FINAL JUDGMENT & DECREE asserted in the subject complaints, sounding in tort, breach of warranty, breach of contract, violation of the Manguson Moss Warranty Act, or any other theory, and further including but not limited to any and all claims for actual, incidental, consequential or punitive damages relating to the purchase, installation, use, inspection and/or replacement of Omega Sprinklers. The claims that are subject to this Settlement and Judgment do not include claims for compensatory damages arising from fire damage, property damage, personal injury or wrongful death associated with the failure or alleged failure of an Omega Sprinkler to perform as intended, designed or expected in a fire, nor is any release given by Settlement Class Members for such compensatory damage claims, nor would any bar exist by entry of a judgment of dismissal herein for such compensatory damage claims. All claims for multiple or punitive damages in connection with the claims that were asserted or could have been asserted in the complaint are released in this Settlement and all are barred by this judgment. No claim for any punitive damages arising from any failure or alleged failure of an Omega Sprinkler to perform in any fire occurring prior to Final approval is barred by this judgment. No release is given by Settlement Class Members, nor would any bar exist by this judgment of dismissal herein, for any claim arising from the failure or alleged failure of any Central-designed Replacement Sprinkler to perform as intended, designed or expected. (Amended Settlement Agreement paragraph 3.18.) This judgment does not, however, bind persons or entities who are not either (a) the actual owner of the Omega sprinklers currently installed in the property or structure; or (b) the actual owner of Omega sprinklers that were formerly installed and were replaced with non-Omega sprinklers after May 1, 1996, so long as that person or entity owned the Omega sprinklers at the time they were replaced.

         5. Pursuant to the Amended Settlement Agreement, this judgment includes all Settlement Class Members on behalf of themselves and any person claiming by or through their heirs, administrators, devisees, predecessors, successors, sellers, purchasers, representatives of any kind, shareholders, partners, members, directors, owners of any kind, affiliates, subrogees, assignees, or insurers. (Amended Settlement Agreement at paragraph 3.19.)

* * * *

                                       5
________________________________________________________________________________
[PROPOSED] ORDER FINAL JUDGMENT & DECREE

         6. The remediation program as set forth in the Settlement shall constitute the sole and exclusive remedy for any and all released claims of Settlement Class Members; no court or arbitrator may award punitive or multiple damages with respect to any such claim; and no Settlement Class Member may serve as a representative plaintiff with respect to such a claim or remain in any action or permit himself to be represented by a third party in any action in which such a claim in asserted.

         7. Pursuant to the Amended Settlement Agreement, each Settlement Class Member shall take the following steps to bar, discharge, and release any liability on the part of Central to any other person for contribution and/or indemnity arising from the claims that are the subject of this Settlement:

     Each class member shall reduce any judgment it obtains against any person by the amount, percentage, or share of such judgment attributable to Central, so as to bar, discharge and release under applicable law any claims for contribution and/or indemnity against Central arising from or related to the claims that are the subject of this Settlement. In the event that any Settlement Class Member obtains a judgment (including pursuant to a settlement agreement) against one or more persons and any of those persons obtains a judgment against Central, in whole or in part, for contribution or indemnity, then such Settlement Class Member will be required to reduce or remit any judgment or portion thereof obtained by those persons by the amount of the judgment against Central.

         8. A list of the Settlement Class members who properly and timely excluded themselves from the Class before the close of the opt-out period has been filed by Class Counsel.

         9. The Actions and all claims and causes of action therein are dismissed with prejudice, without costs to any party except as provided in the settlement.

         10. Without affecting the finality of this Order, Final Judgment & Decree, the Court shall retain continuing jurisdiction over this action and the parties, including all Settlement Class Members, and over all matters pertaining to the implementation and enforcement of the Settlement. Except as provided to the contrary herein, any disputes or controversies arising with respect to the interpretation, enforcement or implementation of the Settlement shall be presented by motion to the Court for resolution.

* * * *

                                       6
________________________________________________________________________________
[PROPOSED] ORDER FINAL JUDGMENT & DECREE

         11. By September 15, 1999, Central and Class Counsel shall file with this Court a joint motion to approve a Distribution Plan, or, if an agreement regarding a Distribution Plan cannot be reached, Central and Class Counsel will file separate motions. Pursuant to the Amended Settlement Agreement between the parties, and with the consent of the United States Consumer Product Safety Commission, the Distribution Plan approved by this Court shall be reviewed exclusively by, and either approved or modified by, the CPSC, with any further review of the CPSC's determination to be provided by the Commission. The Commission's decision regarding a Distribution Plan shall be final and binding, and cannot be appealed. Within 10 days after the Commission approves a Distribution Plan, Central shall provide written, mail notice of the Distribution Plan to those Settlement Class Members who have timely submitted valid claims for a distribution. Such Settlement Class Members shall have 20 days from the date of the mailing of the Notice in which to file with the Los Angeles Superior Court any objection to the Distribution Plan. Although the Court will not modify the Distribution Plan, it may, in its discretion, hear any objection to the Distribution Plan and communicate any such objections and/or recommendations to the Commission. The Court's determination concerning whether to refer an objection and/or recommendation to the Commission shall be final and not subject to appellate review. Pursuant to the Amended Settlement Agreement between the parties, Supplemental Distribution Plans shall be subject to the same requirements and procedures as the Initial Distribution Plan specified above, except that notice to Settlement Class Members shall not be required.




                                       7
________________________________________________________________________________
[PROPOSED] ORDER FINAL JUDGMENT & DECREE

Presented jointly by:

GIRARDI & KEESE
WASSERMAN, COMDEN & CASSELMAN
COUNTY OF SANTA CLARA
COTCHETT, PITRE & SIMON


/s/ Bruce L. Simon
--------------------------------
BRUCE L. SIMON
Class Counsel
Dated:_________________


MORGAN, LEWIS & BOCKIUS L.L.P.


________________________________
J. GORDON COONEY, Jr.
Attorneys for Defendants
Dated:_________________


    IT IS SO ORDERED.

DATED:____________________           ___________________________
                                          BRUCE E. MITCHELL


                                       8
________________________________________________________________________________
[PROPOSED] ORDER FINAL JUDGMENT & DECREE

Presented jointly by:

GIRARDI & KEESE
WASSERMAN, COMDEN & CASSELMAN
COUNTY OF SANTA CLARA
COTCHETT, PITRE & SIMON


________________________________
BRUCE L. SIMON
Class Counsel
Dated:_________________


MORGAN, LEWIS & BOCKIUS L.L.P.


/s/ J. Gordon Cooney, Jr.
_________________________
J. GORDON COONEY, Jr.
Attorneys for Defendants
Dated: 2/18/99
       _______


    IT IS SO ORDERED.

DATED: 3/04/99                            BRUCE E. MITCHELL
       _______                          ____________________
                                          BRUCE E. MITCHELL



                                       9
________________________________________________________________________________
[PROPOSED] ORDER FINAL JUDGMENT & DECREE

                         PROOF OF SERVICE BY FACSIMILE
                         -----------------------------

         I am employed in the County of Los Angeles, State of California. I am over the age of 18 and not a party to the within action. My business address is 300 South Grand Avenue, Los Angeles, California 90071-3132.

         On February 18, 1999, I caused the document(s), described as "[PROPOSED] ORDER, FINAL JUDGMENT & DECREE" to be served by facsimile machine by causing said document to be transmitted to:

                           SEE ATTACHED SERVICE LIST.
                           ---

         The number to which said document was transmitted are set forth above, and I confirmed that the transmissions were received by calling up the machine's journal and checking that the machines in question connected and that 11 pages were transmitted.

         Executed on February 18, 1999, at Los Angeles, California. I declare under penalty of perjury under the laws of the United States of America that the above is true and correct.



         Frances Wirt                                          /s/ Frances Wirt
      ------------------                                       -----------------
      Type or Print Name                                           Signature

                                  SERVICE LIST
                                  ------------


Bruce L. Simon, Esq.
COTCHETT & PITRE
San Francisco Airport Office Center
840 Malcolm Road, Suite 200
Burlingame, California 94010
Telephone: 650-697-6000
Facsimile: 650-697-0577

Thomas V. Girardi, Esq.
GIRARDI & KEESE
1126 Wilshire Boulevard
Los Angeles, California 90017-1904
Telephone: 213-977-0211
Facsimile: 213-481-1554

Clifford H. Pearson, Esq.
WASSERMAN, COMDEN &
  CASSELMAN LLP
5567 Reseda Boulevard, Suite 330
Post Office Box 7033
Tarzana, California 91357-7033
Telephone: 818-705-6800
Facsimile: 818-345-0162


Deborah S. Orlove, Esq.
Complaint Counsel
U.S. CONSUMER PRODUCT SAFETY COMMISSION
4430 East West Highway
Bethesda, Maryland 20814
Telephone: 301-504-0626, Ext. 1347
Facsimile: 301-504-0359


Kathleen F. Carpenter, Esq.
MORGAN, MILLER & BLAIR
1676 N. California Blvd., Suite 200
Walnut Creek, California 94596
Telephone: 925-937-3600
Facsimile: 925-943-1106